    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 2001

                                                     REGISTRATION NOS. 333-84345
                                                                        811-9513
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        [x]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                         POST-EFFECTIVE AMENDMENT NO. 1                      [x]
                                     AND/OR
                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    [x]
                                AMENDMENT NO. 2                              [x]

                              -------------------

                               SSBCITI FUNDS INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              -------------------

                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 725-6666

                              ROBERT A. VEGLIANTE
                     SALOMON BROTHERS ASSET MANAGEMENT INC
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                   COPIES TO:

                              SARAH E. COGAN, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                               NEW YORK, NY 10017

                              -------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Post-Effective Amendment becomes effective.

                              -------------------

   It is proposed that this filing will become effective:
   [x] immediately upon filing pursuant to paragraph (b)
   [ ] on                pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

________________________________________________________________________________

               [PHOTO]       THE HUMANE EQUITY FUND


                                   PROSPECTUS
                                JANUARY 29, 2001




                                    [PHOTO]
                            THE HUMANE EQUITY FUND
                          ANIMAL FRIENDLY INVESTING




The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


            Investments, risks and expenses.............................    2
            More on the fund's investments..............................    4
            More on the fund's animal friendly criteria.................    5
            Management..................................................    5
            Buying shares...............................................    6
            Redeeming shares............................................    8
            Other things to know about share transactions...............    9
            Dividends, distributions and taxes..........................   10
            Financial Highlights........................................   11


--------------------------------------------------------------------------------
                                 YOU SHOULD KNOW

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.





                           The Humane Equity Fund - 1

--------------------------------------------------------------------------------
 INVESTMENTS, RISKS AND EXPENSES

 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund follows a policy of investing in companies that
 STRATEGIES              meet a screening process founded upon the humane treatment of animals as such treatment is defined and expounded by The
                         Humane Society of the United States ('animal friendly
                         investing').

                         KEY INVESTMENTS: The fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of
                         U.S. companies. Equity securities include exchange traded
                         and over-the-counter common stocks and preferred shares,
                         debt securities convertible into equity securities, and
                         warrants and rights relating to equity securities.

                         SELECTION PROCESS: The fund invests in a broad range of
                         companies, industries and sectors, without regard to market capitalization. The manager selects investments for their
                         capital appreciation potential; any ordinary income is
                         incidental. The investment philosophy of the fund is
                         predicated on two broad market based assumptions:

                          First, the manager believes it is difficult to time the
                          market so the equity selection discipline is designed to be indifferent to the price and valuation level of the overall stock market -- the manager believes it can usually find
                          individual stocks that represent good value.

                          Second, the manager believes among individual securities,
                          market inefficiencies exist and can be identified through a disciplined analysis process using quantitative and
                          qualitative techniques.

                         The manager evaluates stocks within a framework that incorporates three stages of analysis:

                          The identification of long-term, risk-adjusted value based on expected growth in earnings and/or cash flow and yield
                          characteristics.

                          The identification of short-term, or tactical, attractiveness based on earnings cycle analysis.

                          Earnings estimate revision analysis -- a volatility adjusted analysis of changes in earnings estimates.

                         This style of stock selection is commonly known as 'growth at a reasonable price.' The fund will hold a combination of growth and value stocks with the common characteristic being good, timely investment opportunity based on a company's
                         earnings growth, dividend and risk characteristics. The
                         benefit of this type of approach is the avoidance of
                         dramatic style cycle volatility.

                         Animal Friendly Criteria. As a component of the selection
                         process and as a general guiding principle the manager will avoid investing in companies that directly harm animals and their habitats.

                         The manager will screen all investments of any type
                         considered by the fund using guidelines established by The
                         Humane Society of the United States. Under such guidelines, among other restrictions:

                          The fund will not invest in pharmaceutical companies

                          The fund will not invest in cosmetics companies if there is a question about such companies' use of animals for product studies and/or testing

                          The fund will not invest in companies that use animals in an end product, e.g., meat packing companies, and

                          The fund will not invest in companies producing products adverse to the humane treatment of animals, e.g., manufacturers of hunting and trapping equipment

                           The Humane Equity Fund - 2

                         In addition, the fund will seek to identify and invest in
                         companies whose policies and operations affirmatively
                         promote the humane treatment of animals, provided these
                         investments meet the fund's stock selection criteria.
-------------------------------------------------------------------------------------
  PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments,
 THE FUND                if:

                          Stock prices decline generally

                          Animal friendly companies fail to perform as well as companies that do not fit the fund's animal friendly criteria

                          The manager's judgment about the attractiveness, value or
                          potential appreciation of a particular security proves to be incorrect

                          The company does not meet earnings expectations or other events depress the value of the company's stock.

                         Because the manager uses animal friendly criteria as a
                         component of its selection process, the fund's universe of investments may be smaller than that of other funds. In some circumstances, this could cause the fund's investment
                         performance to be better or worse than that of funds with
                         similar investment objectives that do not have the fund's
                         screening policies.
-------------------------------------------------------------------------------------
  WHO MAY WANT TO INVEST  The fund may be an appropriate investment if you:

                          Are seeking to invest in a portfolio with an animal friendly component

                          Are seeking to participate in the long term growth potential of the stock market

                          Are willing to accept the risks of the stock market
-------------------------------------------------------------------------------------



                         --------------------------------------------------------------------
FEE TABLE                SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                          Maximum sales charge (load) imposed on purchases (as a % of    None
                          offering price)

                          Maximum deferred sales charge (load) (as a % of the lower      None
                          of net asset value at purchase or redemption)

                         --------------------------------------------------------------------
                         ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                       Management fee                                   0.75%

                         --------------------------------------------------------------------
                                       Distribution and service (12b-1) fees            0.25%

                                       Other expenses                                   0.44%

                         --------------------------------------------------------------------
                                       Total annual fund operating expenses             1.44%
This table sets forth
the fees and expenses
you will pay if you
invest in fund shares.
---------------------------------------------------------------------------------------------
                         -------------------------------------------------------------------------
EXAMPLE                  NUMBER OF YEARS YOU OWN YOUR SHARES         1 YEAR    3 YEARS   5 YEARS   10 YEARS
                         Your costs would be                         $147      $456     $787       $1,724

                         The example assumes:
                          You invest $10,000 in the fund for the period shown

                          Your investment has a 5% return each year

                          You reinvest all distributions and dividends without a sales charge

                          The fund's operating expenses remain the same

This example helps you
compare the costs of
investing in the fund
with the costs of
investing in other
mutual funds. Your
actual costs may be
higher or lower.


                           The Humane Equity Fund - 3

--------------------------------------------------------------------------------
 MORE ON THE FUND'S INVESTMENTS

 DERIVATIVE           Although not a principal investment strategy, the fund may,
 CONTRACTS            but need not, use derivative contracts, such as futures and options on securities or securities indices, options on
                      these futures, and interest rate futures, for any of the
                      following purposes:

                       To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in stock prices

                       As a substitute for buying or selling securities or as a way of managing cash flow

                      A derivative contract will obligate or entitle a fund to
                      deliver or receive an asset or cash payment based on the
                      change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big
                      impact on a fund's interest rate or stock market exposure.
                      Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. The fund may not fully benefit from or may lose money on derivatives if
                      changes in their value do not correspond accurately to
                      changes in the value of the fund's holdings. The other
                      parties to certain derivative contracts present the same
                      types of default risk as issuers of fixed income securities.
                      Derivatives can also make a fund less liquid and harder to value, especially in declining markets.
----------------------------------------------------------------------------------
 FOREIGN              Although not a principal investment strategy, the fund may
 SECURITIES           invest up to 10% of its assets in securities of foreign
                      issuers. These securities generally include American
                      Depositary Receipts (ADRs), Yankee Bonds and other
                      securities quoted in U.S. dollars, but may also include
                      non-U.S. dollar denominated securities. Because the fund may invest in securities of foreign issuers, the fund carries
                      additional risks. The value of your investment may decline if the U.S. and/or foreign stock markets decline, currency rates adversely affect the value of foreign currencies
                      relative to the U.S. dollar, or an adverse event, such as an unfavorable earnings report, depresses the value of a
                      particular company's stock. Prices of foreign securities may go down because of foreign government actions, political
                      instability or the more limited availability of accurate
                      information about foreign companies. These risks are greater for issuers in emerging markets.
----------------------------------------------------------------------------------
 DEFENSIVE            The fund may depart from its principal investment strategies
 INVESTING            in response to adverse market, economic or political
                      conditions by taking temporary defensive positions in all
                      types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------
 MASTER/FEEDER        The fund may in the future seek to achieve its investment
 OPTION               objective by investing all of its net assets in another
                      investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund. Shareholders of the fund
                      will be given at least 30 days prior notice of any such
                      investment.

                           The Humane Equity Fund - 4

--------------------------------------------------------------------------------
 MORE ON THE FUND'S ANIMAL FRIENDLY CRITERIA

The fund is designed to combine both financial and animal friendly criteria in all of its investment decisions.

The manager will use its best efforts to assess a company's animal friendly performance. This analysis will be based on the present activities of companies issuing publicly traded securities, and will not preclude investment in securities solely because of such companies' past activities or because of the activities of such companies' parents, subsidiaries, affiliates, contractors or suppliers. The manager will monitor the animal friendly progress or deterioration of each company in which the fund invests. The fund will not invest in a company that does not pass the screening process.

If securities held by the fund no longer satisfy the fund's screening policies, the fund will seek to dispose of the securities as soon as is practicable, which may cause the fund to sell the securities at a time not desirable from a purely financial standpoint.

--------------------------------------------------------------------------------
 MANAGEMENT


 THE MANAGER          The fund's investment adviser (the manager) is Salomon
 AND ADMINISTRATOR    Brothers Asset Management Inc (SBAM). The manager selects
                      the fund's investments and oversees its operations. The
                      manager's address is 7 World Trade Center, New York, New
                      York 10048. The fund's administrator is SSB Citi Fund
                      Management LLC ('SSB Citi'). SSB Citi's address is 7 World
                      Trade Center, New York, New York 10048. SBAM and SSB Citi
                      are affiliates of Salomon Smith Barney Inc. The manager,
                      administrator and Salomon Smith Barney are subsidiaries of
                      Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments,
                      investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

                      Charles P. Graves, an investment officer of the manager and a managing director of Salomon Smith Barney, is responsible for the day-to-day management of the fund's portfolio.
----------------------------------------------------------------------------------
 MANAGEMENT AND       For its services, the manager receives a fee equal to 0.65%
 ADMINISTRATION FEES  of the fund's average daily net assets. The administrator receives a fee for its administrative services to the fund equal to 0.10% of the fund's average daily net assets.
----------------------------------------------------------------------------------
 CONSULTANT           To assist the manager's determination of which investments meet the fund's animal friendly criteria, the manager has a consulting agreement with The Humane Society of the United
                      States (HSUS). From the fee paid the manager, The HSUS is
                      paid an annual fee equal to 0.07% of the fund's average
                      daily net assets. Although it has established guidelines
                      utilized by the manager to screen investments, the HSUS,
                      however, is not responsible for the specific selection of
                      fund investments.

                           The Humane Equity Fund - 5

                      The HSUS is the largest animal protection organization in
                      the nation with a staff of more than 250 coast to coast and a constituency of more than 6 million. The mission of The
                      HSUS is to create a humane and sustainable world for all
                      animals, including people. Through education, advocacy and empowerment, The HSUS seeks to forge a lasting and
                      comprehensive change in humane consciousness and behavior;
                      to relieve animal suffering; to prevent cruelty, abuse,
                      neglect, and exploitation; and to protect wild animals and their environments. The HSUS has made an investment of $5
                      million in the fund. It will maintain its investment at
                      least until such time as the fund's assets reach $50
                      million.
----------------------------------------------------------------------------------
 DISTRIBUTOR          The fund has entered into an agreement with CFBDS, Inc. to distribute the fund's shares. CFBDS, Inc. is not affiliated with the manager.
----------------------------------------------------------------------------------
 DISTRIBUTION PLAN    The fund has adopted a Rule 12b-1 distribution plan for its shares. Under the plan, the fund pays service and/or
                      distribution fees in an amount equal to 0.25% of the fund's average daily net assets. Because these fees are paid out of the fund's assets on an ongoing basis, these fees will
                      increase the cost of your investments and may cost you more than other types of sales charges.
----------------------------------------------------------------------------------
 BUYING SHARES
--------------------------------------------------------------------------------
 BUYING SHARES    Shares of the fund may be initially purchased through State
 BY MAIL          Street Bank and Trust Company, through its agent Boston
                  Financial Data Services Inc. ('Boston Financial' or the
                  'transfer agent') by completing a Purchase Application and forwarding it to the transfer agent.

                  Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your Statement of Account (or a letter providing the account number).
                  If an investor's purchase check is not collected, the purchase will be cancelled. There is a fifteen day hold on all checks and no redemptions are allowed until the proceeds from the check clears.

                  Checks should be made payable to The Humane Equity Fund or State
                  Street Bank & Trust. Third party checks will not be accepted and will be returned to you via regular mail.

                  Write the transfer agent at the following address:

                                                The Humane Equity Fund
                                                c/o Boston Financial
                                                P.O. Box 9121
                                                Boston, MA 02205-9121

 You may make
 subsequent
 purchases by mail
 or, if you elect,
 by telephone

--------------------------------------------------------------------------------
 BUYING SHARES    Subsequent investments may also be made by wiring funds to the
 BY WIRE          transfer agent. Prior notification by telephone is not
                  required. You should instruct the wiring bank to transmit the specified amount in federal funds to:

                                           State Street Bank and Trust N.A.
                                           ABA No. 011000028
                                           Deposit Account #9905-4702
                                           Attn: the Humane Equity Fund
                                           Name of Account:
                                           Account # (as assigned):

                  To ensure prompt credit to their accounts, investors should call (877) 552-5420 with a reference number for the wire.
                  Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.
--------------------------------------------------------------------------------



                           The Humane Equity Fund - 6

 ---------------------------------------------------------------------------------------------------------
                                                            PURCHASE IS EFFECTIVE
 ---------------------------------------------------------------------------------------------------------
                                    If order and federal funds or
                                    check is received by fund or its
                                    agent before 4:00 p.m. Eastern          On that day
                                    time:
 Payment wired in federal
 funds or check received            If order and federal funds or check
                                    is received by fund or its agent
                                    after the close of New York Stock       On the business day following
                                    Exchange:                               receipt

 ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  INVESTMENT             Minimum initial investment amounts vary depending on the
  MINIMUMS               nature of your investment account.

---------------------------------------------------------------------------------------------------
                                                   INITIAL INVESTMENT      ADDITIONAL INVESTMENTS
---------------------------------------------------------------------------------------------------
 General                                                 $1,000                     $50

 Individual Retirement Accounts, Self Employed             $250                     $50
 Retirement Plans, Uniform Gift to Minor
 Accounts

 Qualified Retirement Plans                                 $25                     $25

 Monthly Systematic Investment Plans                        $25                     $25

 Pre-authorized Check Plan                                  $25                     $25
---------------------------------------------------------------------------------------------------

Qualified Retirement Plans are qualified under Section 403(b)(7) or
Section 401(a) of the Internal Revenue Code, including 401(k) plans

--------------------------------------------------------------------------------

 SYSTEMATIC       You may authorize the transfer agent to automatically transfer
 INVESTMENT       funds on a periodic basis (monthly, alternative months,
 PLAN             quarterly) from a regular bank account or other financial
                  institution to buy shares of the fund. On or about the 10th of the month, the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

                   Amounts transferred should be at least $25 monthly.


                   If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.


                           The Humane Equity Fund - 7

--------------------------------------------------------------------------------
 REDEEMING SHARES

 REDEMPTIONS BY MAIL     You may redeem some or all of your shares by sending your
                         redemption request in proper form to:

                                       The Humane Equity Fund
                                       c/o Boston Financial
                                       P.O. Box 9121
                                       Boston, MA 02205-9121

 Generally, a properly   The written request for redemption must be in good order.
 completed Redemption    This means that you have provided the following information.
 Form with any required  Your request will not be processed without this information.
 signature guarantee is    Name of the fund
 all that is required
 for a redemption. In      Account number
 some cases, however,
 other documents may be    Dollar amount or number of shares to redeem
 necessary
                           Signature of each owner exactly as account is registered

                           Other documentation required by the transfer agent

                         To be in good order, your request must include a signature guarantee if:

                           The proceeds of the redemption exceed $50,000

                           The proceeds are not paid to the record owner(s) at the record address

                           The shareholder(s) has had an address change in the past 45 days

                           The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

                         You can obtain a signature guarantee from most banks,
                         dealers, brokers, credit unions and federal savings and
                         loans, but not from a notary public.
-------------------------------------------------------------------------------------

 REDEMPTION PAYMENTS     In all cases, your redemption price is the net asset value
 Any request that your   next determined after your request is received in good
 redemption proceeds be  order. Redemption proceeds normally will be sent within
 sent to a destination   seven days. However, if you recently purchased your shares
 other than your bank    by check, your redemption proceeds will not be sent to you
 account or address of   until your original check clears which may take up to 15
 record must be in       days from the purchase date. Your redemption proceeds can be
 writing and must        sent by check to your address of record or by wire transfer
 include signature       to a bank account designated on your application.
 guarantees
-------------------------------------------------------------------------------------

 REDEMPTIONS BY WIRE     You may redeem shares by wire in amounts of $500 or more
                         (but less than $50,000) if redemption by wire has been elected on your Purchase Application. A signature guarantee is not required on this type of redemption request. To elect this service after opening your account, call the transfer agent at
                         (877) 552-5420 for more information. To redeem by wire, you may either:

                           Telephone the redemption request to the transfer agent at
                           (877) 552-5420

                           Mail the request to the transfer agent at the address listed above

                         Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated on your Purchase Application or by letter which has been properly guaranteed. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.
-------------------------------------------------------------------------------------


                           The Humane Equity Fund - 8

 REDEMPTIONS BY          You may redeem shares by telephone in amounts up to $50,000
 TELEPHONE               if you elect the telephone redemption option on your
                         Purchase Application, and the proceeds must be mailed to
                         your address of record. In addition, you must be able to
                         provide proper identification information. You may not
                         redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate form.
                         Telephone redemption requests may be made by calling the
                         transfer agent at (877) 552-5420 between 9:00 a.m. and 4:00
                         p.m. eastern time on any day the New York Stock Exchange is open. If telephone redemptions are not available for any
                         reason, you may use the fund's regular redemption procedure described above.
-------------------------------------------------------------------------------------
 AUTOMATIC CASH          You can arrange for the automatic redemption of a portion of
 WITHDRAWAL PLAN         your shares on a monthly or quarterly basis. To qualify, you must own shares of the fund with a value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals and each automatic redemption must be at least $250 if made monthly.
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

 Small account           If your account falls below $500 due to redemption of fund
 balances                shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500
                         after 30 days, the fund may close your account and send you the redemption proceeds.
-------------------------------------------------------------------------------------
 Share price             You may buy or redeem fund shares at their net asset value, next determined after receipt of your request in good order.
                         The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the New York Stock Exchange ('NYSE') is open. This calculation is made when regular trading closes on the NYSE
                         (normally 4:00 p.m., Eastern time). The fund does not
                         calculate its net asset value on days the NYSE is closed.
                         Please see the Statement of Additional Information ('SAI')
                         for more information on the dates the NYSE is closed.

                         The fund generally values its securities based on market
                         prices or quotations. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may
                         price those securities at fair value. Fair value is
                         determined in accordance with procedures approved by the
                         fund's board. A fund that uses fair value to price
                         securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

                         In order to buy, redeem or exchange shares at that day's
                         price, you must place your order with the transfer agent
                         before the New York Stock Exchange closes. If the NYSE
                         closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.
-------------------------------------------------------------------------------------
                         The fund has the right to:

                           Suspend the offering of shares

                           Waive or change minimum and additional investment amounts

                           Reject any purchase or exchange order

                           Change, revoke or suspend the exchange privilege

                           Suspend telephone transactions

                           Suspend or postpone redemptions of shares on any day when
                           trading on the NYSE is restricted, or as otherwise permitted by the Securities and Exchange Commission
-------------------------------------------------------------------------------------
 Redemptions in          The fund may make payment for fund shares wholly or in part
 kind                    by distributing portfolio securities to the shareholders.
                         The redeeming shareholder must pay transaction costs to sell these securities.

                          The Humane Equity Fund - 9

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND     The fund generally makes capital gain distributions and pays
DISTRIBUTIONS     dividends, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.
                  Capital gains distributions and dividends are reinvested in additional fund shares. Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.
--------------------------------------------------------------------------------
 TAXES            In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.


---------------------------------------------------------------------------------------
 TRANSACTION                            FEDERAL INCOME TAX STATUS
---------------------------------------------------------------------------------------
 Redemption or exchange of shares       Usually capital gain or loss; long-term only if
                                        shares owned more than one year

 Long-term capital gain distributions   Long-term capital gain

 Short-term capital gain distributions  Ordinary income

 Dividends                              Ordinary income

 Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

 After the end of each year, the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


                          The Humane Equity Fund - 10

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

The financial table is intended to help you understand the performance of each share for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table was audited by KPMG, LLP, independent auditors, whose report, along with the fund's financial statements, are included in the annual report (available upon request).



                                                              2000(1)
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
----------------------------------------------------------------------
INCOME FROM OPERATIONS:
    Net investment income(2)                                     0.00*
    Net realized and unrealized gain                             0.73
----------------------------------------------------------------------
Total Income From Operations                                     0.73
----------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
    Net investment income                                          --
----------------------------------------------------------------------
Total Distributions                                                --
----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $10.73
----------------------------------------------------------------------
TOTAL RETURN'DD'                                                 7.30%
----------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                              $10,854
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS'D':
    Expenses(2)(3)                                               1.44%
    Net investment income                                        0.02
----------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                            15%
----------------------------------------------------------------------



(1) For the period from February 2, 2000 (commencement of operations) to September 30, 2000.
(2) The Investment Advisor has waived all of its fees for the period ended September 30, 2000. In addition, the Investment Advisor reimbursed the fund for expenses of $126,699. If such fees were not waived and expenses not reimbursed, the per share decrease in net investment income and actual annualized expense ratio would have been $0.17 and 4.02%, respectively.
(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.45%.
  *   Amount represents less than $0.01.
 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D'  Annualized.

                          The Humane Equity Fund - 11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the funds investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent, by calling 1-877-552-5420 or writing the fund at Seven World Trade Center, New York, NY, 10048.


  You can also review and copy the funds shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a duplicating fee by electronic request at the following email address: publicinfo@secgov, or by writing to the Public Reference section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from The EDGAR Database on the Commission's Internet web site http://www.sec.gov


If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-9513)





      [Salomon Brothers Logo]


SEVEN WORLD TRADE CENTER
NEW YORK, NEW YORK 10048



24330 SAM056 HEFPRO 10/99

                                January 29, 2001

                      STATEMENT OF ADDITIONAL INFORMATION
                               SSBCITI FUNDS INC.
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                  877-552-5420

SSBCiti Funds Inc. (the 'Company') consists of the Humane Equity Fund (the 'Fund'). The Fund is an investment portfolio of the Company, an open-end investment company incorporated in Maryland on July 27, 1999.

The Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the '1940 Act').

The Prospectus indicates the extent to which the Fund may purchase the instruments or engage in the investment activities described below. References herein to the investment manager means Salomon Brothers Asset Management Inc ('SBAM').


This Statement of Additional Information ('SAI') is not a prospectus and is authorized for distribution only when preceded or accompanied by the Company's current Prospectus, dated January 29, 2001. This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Company at the address, or by calling the toll-free telephone number, listed above.


                           CONTENTS


Directors and Executive Officers of the Company.............    2
Investment Objectives, Policies and Risk Factors............    3
Investment Restrictions.....................................   23
Portfolio Turnover..........................................   24
Portfolio Transactions......................................   24
Taxes.......................................................   25
Performance Data............................................   26
Net Asset Value.............................................   27
Additional Redemption Information...........................   28
Investment Manager..........................................   28
Administrator...............................................   29
Distributor.................................................   30
Expenses....................................................   30
Custodian and Transfer Agent................................   30
Independent Accountants.....................................   31
Counsel.....................................................   31
Capital Stock...............................................   31
Financial Statements........................................  A-1

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Overall responsibility for management and supervision of the Company rests with the Company's Board of Directors. The Directors approve all significant agreements between the Company and the companies that furnish services to the Fund, including agreements with the Company's distributor, administrator, investment manager, custodian and transfer agent. The day-to-day operations of the Company are delegated to the Company's investment manager.

The directors and executive officers of the Company are listed below. The address of each, unless otherwise indicated, is Seven World Trade Center, New York, New York 10048. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SBAM, the funds' investment manager, acts as investment adviser. 'Interested persons' of the Company (as defined in the 1940 Act) are indicated by an asterisk.


NAME, ADDRESS AND AGE               POSITION(S) HELD   PRINCIPAL OCCUPATION(S) PAST 5 YEARS
---------------------               ----------------   ------------------------------------
Andrew L. Breech .................  Director and       President of Dealer Operating Control Service, Inc.
2120 Wilshire Boulevard             Member of Audit
Suite 400                           and Nominating
Santa Monica, CA 90403              Committees
Age: 48

Carol L. Colman ..................  Director and       President of Colman Consulting
Colman Consulting                   Member of Audit
278 Hawley Road                     and Nominating
North Salem, NY 10560               Committees
Age: 55

William R. Dill ..................  Director and       President, Boston Architectural Center; formerly,
25 Birch Lane                       Member of Audit    President, Anna Maria College; Consultant.
Cumberland Foreside, ME 04110       and Nominating
Age: 70                             Committees

Clifford M. Kirtland, Jr. ........  Director and       Member of Advisory Committee, Noro-Moseley
9 North Parkway Square              Member of Audit    Partners. Formerly, Director of Oxford Industries,
4200 Northside Pkwy, N.W.           and Nominating     Shaw Industries, Inc. and Graphic Industries, Inc.
Atlanta, GA 30327                   Committees         Formerly, Chairman and President of Cox
Age: 77                                                Communications Inc.

Robert W. Lawless ................  Director and       President and Chief Executive Officer, University
2877 East 35th Street               Member of Audit    of Tulsa. Formerly, President and Chief Executive
Tulsa, OK 74105                     and Nominating     Officer of Texas Tech University and Texas Tech
Age: 63                             Committees         University Health Sciences Center.

Heath B. McLendon* ...............  Director,          Managing Director, Salomon Smith Barney, Inc.;
Age: 67                             Chairman and       President and Director, SSB Citi Fund Management
                                    President          LLC and Travelers Investment Adviser, Inc.;
                                                       Chairman of Smith Barney Strategy Advisers Inc.

Paul G. Irwin ....................  Director           President and CEO of The Humane Society of the
700 Professional Drive                                 United States of America.
Gaithersburg, MD 20879
Age: 63

Lewis E. Daidone .................  Executive Vice     Managing Director of Salomon Smith Barney.
Age: 43                             President and
                                    Treasurer

Charles P. Graves ................  Executive Vice     Managing Director of Salomon Smith Barney.
Age: 37                             President

Christina T. Sydor ...............  Secretary          Managing Director of Salomon Smith Barney; General
Age: 49                                                Counsel and Secretary of SSB Citi Fund Management
                                                       LLC and Travelers Investment Adviser, Inc.

Anthony Pace .....................  Controller         Vice President of Salomon Smith Barney since 1995.
Age: 35

COMPENSATION TABLE

The following table provides information concerning the compensation paid during the fiscal year ended September 30, 2000 to each director of the Fund. The Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended September 2000 by the Fund to officers of any Fund, including to Mr. McLendon, who is affiliated with SBAM. Accordingly, Mr. McLendon is an 'interested person,' as defined in the 1940 Act.



                                                                    TOTAL
                                             AGGREGATE          COMPENSATION
                                            COMPENSATION      FROM OTHER FUNDS
                                           FROM THE FUND       ADVISED BY SBAM
                                           FOR THE FISCAL     FOR THE CALENDAR
                                             YEAR ENDED          YEAR ENDED               TOTAL
                                         SEPTEMBER 30, 2000   DECEMBER 31, 1999      COMPENSATION(A)
                                         ------------------   -----------------      ---------------
Andrew L. Breech.......................        $2,125              $26,750             $28,875(4)
Carol L. Colman........................        $2,125              $54,100             $56,225(7)
William R. Dill........................        $2,125              $26,750             $28,875(4)
Clifford M. Kirtland, Jr...............        $  875              $28,250             $29,125(4)
Robert W. Lawless......................        $  875              $29,000             $29,875(4)

---------


(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

  * In addition, Mr. Barber received $18,375 in deferred compensation from investment companies advised by affiliates of SBAM.

It is estimated that each Director of the Company, except those deemed 'interested persons' under the 1940 Act will receive $2,500 per year plus $125 for each meeting attended as compensation for serving as director. The Company does not provide any pension or retirement benefits to directors. No remuneration will be paid by the Company to Directors who are employees of SBAM or its affiliates, and may therefore be considered interested persons under the 1940 Act.

As of the date hereof directors and officers of the Company, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

PRINCIPAL HOLDERS OF SECURITIES

The following lists shareholders of record who held 5% or more of the outstanding securities of the Fund as of January 12, 2001. Shareholders who own greater than 25% of the outstanding shares of the Fund are deemed to be 'control persons,' as defined in the 1940 Act of such class.



                                                                                 %
NAME                                                          SHARES OWNED   OWNERSHIP
----                                                          ------------   ---------
The Humane Society of the United States ....................    810,218         77%
Attn: G. Thomas Waite
700 Professional Drive
Gaithersburg, MD 20879


                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Fund seeks long-term growth of capital. The Fund follows a policy of investing in companies that meet a screening process founded upon the humane treatment of animals as such treatment is defined and expounded by The Humane Society of the United States ('animal friendly investing').

The Fund will seek to achieve its objective by investing primarily in common stocks and other equity securities of U.S. companies. The Fund may also invest up to 10% of its assets in securities of foreign issuers. The Fund may also employ, among others, one or more of the strategies set forth below.

EQUITY SECURITIES

COMMON STOCK. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of amounts owed to creditors or preferred shareholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

PREFERRED STOCK. Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred shares are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company's common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment in the event of a bankruptcy to the company's creditors, including holders of the company's debt securities. This junior ranking to creditors makes preferred stock riskier in some respects than fixed income securities.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company's common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock.

WARRANTS AND STOCK PURCHASE RIGHTS. Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer's common stock. Stock purchase rights are frequently issued as a dividend to a company's stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in a liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

REAL ESTATE INVESTMENT TRUSTS (REITS). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders if they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the 'Code'). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to prepay their obligations. REITs are dependent upon the skills of the REITs' managers and are not diversified. REITs are generally dependent upon maintaining cash flow to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with that industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies, to the extent permitted by the Fund's investment restrictions and the Investment Company Act of 1940. The return on these investments will be reduced by the operating expenses, including investment advisory and administration fees, of these investment companies, which are in addition to the Fund's own expenses.

INVESTING IN SMALL AND MEDIUM CAPITALIZATION COMPANIES. Investing in the equity securities of small and medium capitalization companies involve additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may:

     Have more limited product lines and capital resources

     Have less established markets for their products

     Have earnings that are more sensitive to changes in the economy, competition and technology

     Be more dependent upon key members of management.

The market value of the common stock of small and medium capitalization companies may:

     Be more volatile, particularly in response to company announcements or industry events

     Have less active trading markets

     Be harder to sell at the time and prices that the investment manager considers appropriate.

INDUSTRY CONCENTRATION. The more the Fund concentrates its investments in the same industry or group of industries, the more the value of the Fund's portfolio will be affected by developments related to that industry or group. You should review the policies under 'Investment Restrictions for the concentration policy that applies to the Fund.

FIXED INCOME SECURITIES

Although the Fund invests primarily in equity securities, it may, to a limited extent, from time to time hold and/or invest in any of the fixed income securities described below.

MATURITY AND DURATION OF FIXED INCOME SECURITIES. Unless otherwise indicated, the Fund may invest in individual fixed income securities of any maturity or duration. Maturity means the date at which a fixed rate security is due and payable, the next interest rate reset date for a short-term floating or variable rate security or the period until principal on a long-term floating or variable rate security can be recovered by exercising a demand feature. Duration means the weighted-average term to maturity of a fixed income security's cash flows, based on their present values. Duration is a measure of the expected volatility of a debt security that was developed as a more precise alternative to the concept of 'term to maturity.' Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure.

Traditionally, a debt security's term to maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, term to maturity measures only the time the final payment on a debt security is due and does not take into account the pattern of payments of interest or principal prior to maturity. Duration measures the interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest, the longer the maturity or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. A standard duration calculation may not always properly reflect the interest rate exposure of a security. In these situations, the manager may use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

CREDIT RATINGS. The credit quality of debt securities in which the Fund invests may be rated by one or more nationally recognized statistical rating organizations. These ratings reflect the perceived creditworthiness of the issuer of a debt security. In general, debt securities with higher ratings will have less market volatility than those with lower ratings. An upgrade in a security's credit rating generally will have a positive impact, and a credit rating downgrade generally will have a negative impact, on the market value of the security. Debt securities with the same maturity, coupon and rating may be priced differently by the market, while debt securities with the same maturity and coupon but different ratings may have identical prices.

Credit ratings represent the opinions of rating organizations as to the quality of the securities which they rate. These ratings are subjective and are not absolute standards of quality.

INVESTMENT GRADE SECURITIES. Fixed income securities are considered 'investment grade if they are:

     rated BBB or higher by Standard & Poor's Ratings Group (S&P);

     rated Baa or higher by Moody's Investors Service, Inc. (Moody's);

     rated an equivalent rating by any other nationally recognized statistical rating organization; or,

     if unrated, judged by the manager to be of equivalent credit quality.

Fixed income securities rated BBB by S&P or Baa by Moody's generally are regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, the investment manager will consider whether or not to dispose of the security, consistent with the fund's investment objective and policies.

BELOW INVESTMENT GRADE SECURITIES. Below investment grade securities are commonly known as 'high yield bonds' or 'junk bonds.' These securities may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of these securities, market price volatility based upon interest rate sensitivity and relative illiquidity in the secondary trading market. Businesses and projects financed through the issuance of below investment grade bonds are often highly leveraged. The issuer's ability to service its debt obligations may be adversely affected by an economic downturn, a period of rising interest rates, the issuer's inability to meet projected revenue forecasts or a lack of needed additional financing. Therefore, an economic downturn could disrupt the market for below investment grade securities and adversely affect the value of outstanding securities and the ability of the issuer to repay principal and interest.

In a declining interest rate market, issuers of below investment grade securities may exercise redemption or call provisions, which may force the Fund to replace those securities with lower yielding securities. This could result in a decreased return. The market for below investment grade bonds tends to be concentrated among a smaller number of dealers and may be less liquid than the market for investment grade bonds.

CORPORATE DEBT OBLIGATIONS. Corporate debt obligations are fixed income securities issued by financial institutions, corporations, trusts, partnerships and other companies. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and also may be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

COMMERCIAL PAPER. Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts, municipalities and other entities to finance their short-term credit needs.

COMMERCIAL BANK OBLIGATIONS. Commercial bank obligations include certificates of deposit, time deposits, bankers' acceptances and other instruments issued by commercial banks. Certificates of deposit are negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial bank obligations are subject to risk of loss in the case of default or insolvency of the bank issuing the obligation. Banks organized under federal law (and most banks organized under state law) are subject to federal examination and to a substantial body of federal law and regulation. Accordingly, commercial bank obligations, especially those subordinated to the interests of bank depositors, may be subject to heightened risk of default in the event of regulatory intervention.


Commercial bank obligations include obligations of foreign branches of U.S. banks and of foreign banks, and may be general obligations of the parent bank in addition to the issuing bank. These obligations may be limited by their terms and by government regulation. As with foreign securities in general, the obligations of foreign branches of U.S. banks and of foreign banks may involve risks that are different from those of investments in obligations of domestic banks.


U.S. GOVERNMENT SECURITIES. U.S. government securities include: bills, certificates of indebtedness, notes, bonds, mortgage-backed securities and other debt obligations issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. These agencies and instrumentalities include the Central Bank for Cooperatives, District of Columbia Armory Board, Export-Import Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration, Federal National Mortgage Association (FNMA), General Services Administration, Government National Mortgage Association (GNMA), Maritime Administration, Resolution Trust Corporation, Small Business Administration, Student Loan Marketing Association, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987).

U.S. Treasury bills, notes and bonds differ only in their interest rates, maturities and times of issuance. Treasury securities and some other U.S. government securities are supported by the full faith and credit of the United States. Others are supported by:

     the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks;

     the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of FNMA; or

     only the credit of the issuer, such as securities of the Student Loan Marketing Association.

There is no guarantee that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are either issued by U.S. government agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. government or its agencies or instrumentalities. These agencies and instrumentalities include GNMA, FNMA and FHLMC. Privately-issued mortgage securities are typically issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the above institutions.

Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Faster or slower than expected prepayments may reduce the value of mortgage-backed securities in a fund's portfolio. Therefore, under certain interest and prepayment rate scenarios, a fund may fail to recover the full amount of its investment in mortgage-backed securities, notwithstanding any direct or indirect governmental or agency guarantee.

Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds at 'locking in' a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

The Fund's investments in mortgage-backed securities may include conventional mortgage passthrough securities, stripped mortgage-backed securities (SMBS) and certain classes of multiple class collateralized mortgage obligations (CMOs). Examples of SMBS include interest only and principal only securities. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages.

The CMO classes in which the Fund may invest include sequential and parallel pay CMOs, including planned amortization class (PAC) and target amortization class
(TAC) securities. The Fund may also invest in the floating rate mortgage-backed securities listed under 'Structured Mortgage-Backed Securities.'

Structured Mortgage-Backed Securities. The Fund may invest in structured mortgage-backed securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ('reference prices'). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in reference prices.

The structured securities purchased by the Fud may include interest only (IO) and principal only (PO) securities, floating rate securities linked to the Cost of Funds Index (COFI floaters), other 'lagging rate' floating rate securities, floating rate securities that are subject to a maximum interest rate ('capped floaters'), leveraged floating rate securities ('super floaters'), leveraged inverse floating rate securities ('inverse floaters'), leveraged or super IOs and POs, inverse IOs, dual index floaters and range floaters.

Risks of Mortgage-Backed Securities. Many mortgage-backed and structured securities are considered to be derivative instruments. Different types of derivative securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or 'collars.'

The risk of early prepayments is the primary risk associated with mortgage IOs, super floaters and other leveraged floating rate mortgage-backed securities. The primary risks associated with COFI floaters, other 'lagging rate' floaters, capped floaters, inverse floaters, POs and leveraged inverse IOs are the potential extension of average life and/or depreciation due to rising interest rates. The residual classes of CMOs are subject to both prepayment and extension risk.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates.

In addition to the interest rate, prepayment and extension risks described above, the risks associated with transactions in these securities may include:
(1) leverage and volatility risk and (2) liquidity and valuation risk. Derivative securities may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative securities held by the Fund.

Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. For thinly traded derivative securities, the only source of price quotations may be the selling dealer.

ASSET-BACKED SECURITIES. Asset-backed securities may be structured as undivided fractional ownership interests in an underlying pool of assets or as debt instruments issued by a special purpose entity organized solely for the purpose of owning these assets and issuing such debt. Examples of assets used to back asset-backed securities include motor vehicle installment sales contracts, installment loans secured by motor vehicles, receivables representing amounts owed by businesses to vendors or other trade creditors and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks. Some asset-backed securities may be subject to the prepayment and extension risks described under 'Mortgage-Backed Securities.' Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Trade receivables may also be unsecured.

Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing these receivables. Therefore, it is possible that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

LOAN PARTICIPATION INTERESTS AND OTHER DIRECT DEBT INSTRUMENTS. The Fund may purchase interests in debts owed by a corporate, governmental, or other borrower to another party. These interests may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Certain direct debt instruments may be subject to the Fund's limitation on investments in illiquid securities.

PAYMENT-IN-KIND SECURITIES, DELAYED INTEREST AND ZERO COUPON BONDS. Payment-in-kind, delayed interest and zero coupon bonds are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in payment-in-kind, delayed interest and zero coupon bonds generally are more volatile and sensitive to interest rate changes than the market prices of interest-bearing securities having similar maturities and credit quality. The Fund's investments in payment-in-kind, delayed interest and zero coupon bonds may require the fund to sell portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

FLOATING AND VARIABLE RATE INCOME SECURITIES. Floating and variable rate securities and other similar securities pay interest at a rate that fluctuates based on changes in market rates. The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, weekly, monthly, quarterly, semi-annually). The interest rates payable on floating rate securities are adjusted whenever there is a change in a designated benchmark interest rate or index. The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to interest rate changes. The Fund may consider the maturity of a variable or floating rate security to be shorter than its final stated maturity.

STRUCTURED OR HYBRID NOTES. The amount of interest and/or principal payable on a structured or hybrid note is based on the performance of a benchmark asset or market index. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the fund may experience if the market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional fixed income security. The Fund's loss cannot exceed the amount of this foregone interest and/or principal.

In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes also may be leveraged, in that any change in the interest rate or principal payable on the benchmark asset may be set as a multiple of changes in the benchmark price or level. Leverage enhances the price volatility of the security and, therefore, the volatility of the Fund's net asset value per share.

Further, certain structured or hybrid notes may be illiquid for purposes of the Fund's limitation on investments in illiquid securities.

FOREIGN SECURITIES

FOREIGN CURRENCY DENOMINATED SECURITIES. For purposes of the Fund's percentage limitation on investments in foreign securities, 'foreign securities' means all securities denominated in a foreign currency. As described below, the Fund also may invest in U.S. dollar denominated securities of foreign issuers that involve many of the same risks as the foreign securities in which the Fund may invest.

Depositary Receipts. American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other similar instruments represent an indirect ownership interest in other securities, normally the common stock of a foreign issuer. Depositary receipts may be a more convenient way to own foreign securities because the holder does not need to convert between U.S. dollars and foreign currency in connection with settlement of transactions or dividend payments and does not need to settle transactions in the local markets. Generally, ADRs in registered form are designed for use in U.S. securities markets, and GDRs and other similar global instruments in bearer form are designed for use in foreign securities markets.

ADRs are quoted in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or a corresponding bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily quoted in the same currency as the securities for which they may be exchanged. Since depositary receipts are obligations of the issuing bank, depositary receipts involve risk of loss or delay in obtaining the underlying securities in the event of a bankruptcy or liquidation of the issuing bank. Unsponsored ADRs and depositary receipts also involve the risk that the Fund or its custodian will not be able to receive timely information about corporate actions or other events affecting the company that issued the underlying securities.

DEBT OBLIGATIONS OF FOREIGN GOVERNMENTS. An investment in debt obligations of foreign governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited legal recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than market prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in making their debt payments and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of its debt payment burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from other foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

BRADY BONDS. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness to commercial banks. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (also known as the 'World Bank) and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, known as Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring.

Brady Bonds do not have a long payment history. They are subject to the credit and other risks associated with investing in below investment grade debt securities, debt securities of foreign governments and emerging market countries.

EURODOLLAR INSTRUMENTS AND YANKEE BONDS. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. The Fund may also invest in Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (Yankee CDs). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S.

RISKS OF FOREIGN INVESTMENTS. Foreign investments involve considerations and risks not typically associated with investing in the securities of U.S. issuers. These risks are greater for investments in countries with emerging markets and economies. The risks of investing in securities of foreign issuers or issuers with significant exposure to foreign markets may be related, among other things, to:

     differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain foreign markets compared to the securities markets in the U.S.;

     economic, political and social factors; and

     foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange.

The political and economic structures in certain foreign countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may adversely affect the values of the Fund's investments in these countries.

Economies in individual foreign countries may differ favorably or unfavorably from the U.S. economy in growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many foreign countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

There may be less publicly available information about foreign markets and issuers than is available with respect to U.S. securities and issuers. Foreign companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

The trading markets for many foreign securities are less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. Even the markets for relatively widely traded securities in certain foreign markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of its securities at the times determined by the manager to be appropriate. The risks associated with reduced liquidity may be particularly acute when the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

In addition, foreign securities markets have settlement and clearance procedures that differ from those in the U.S. In certain markets, settlements have at times been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems either could result in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some foreign countries may not fully protect the Fund against the loss or theft of its assets.

Investing in certain foreign countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event that expropriation, nationalization or other confiscation occurs, the Fund could lose its entire investment in that country.

CURRENCY RISKS. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. In general, the Fund's investment performance may be affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the degree of intervention by U.S. or foreign governments and central banks in the currency markets.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial and similar services needed to invest in international securities markets generally are more expensive than in the U.S.

WITHHOLDING AND OTHER TAXES. The Fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain foreign countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the Fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC AND MONETARY UNION (EMU). EMU occurred on January 1, 1999, when 11 European countries adopted a single currency -- the euro. For participating countries, EMU means sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions remain in the hands of each participating country, but are now subject to each country's commitment to avoid 'excessive deficits' and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are several significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Fund's portfolio.

INVESTING IN EMERGING MARKETS. Investing in securities of issuers in emerging markets involves exposure to significantly higher risks than investing in foreign countries with developed markets. Certain emerging market countries may be subject to a greater degree of economic, political and social instability than is present in the U.S. and Western European countries. This instability may result from, among other things:

     authoritarian governments or military involvement in political and economic decision making;

     popular unrest associated with demands for improved economic, political and social conditions;

     internal insurgencies;

     hostile relations with neighboring countries; and

     ethnic, religious and racial disaffection and conflict.

Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in those countries to repay their obligations.

There is also a greater risk of expropriation, nationalization or other confiscation of assets and property in emerging market countries. Certain emerging market countries restrict or control investment in their securities markets. These restrictions may limit the Fund's ability to invest in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. These restrictions may affect the market price, liquidity and rights of securities held by the Fund. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may adversely affect the Fund's operations.

In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. Even where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Economies in emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade. Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets. Significant delays are common in registering transfers of securities, and the Fund may be unable to sell these securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States and other developed foreign markets. Brokers in emerging market countries may not be as well capitalized as those in the United States, and are more susceptible to financial failure in times of market, political or economic stress.

LENDING AND BORROWING TRANSACTIONS

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. government securities with a market value of not less than 100% of the counterparty's obligations, valued daily. Collateral is held by the Fund's custodian for the benefit of the Fund.

Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. If bankruptcy or insolvency proceedings are commenced with respect to the counterparty before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

To minimize the risk of counterparty default, the investment manager reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund.

PORTFOLIO SECURITIES LOANS. The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions, provided that the borrower must deposit with the Fund collateral, in the form of cash, equal to at least 100% of the market value of the loaned securities, marked to market daily. While the securities are on loan, the borrower must pay the Fund any income accruing thereon. The borrower also compensates the Fund by paying a loan fee or by allowing the Fund to retain any income earned on the investment of the cash collateral in portfolio securities. Although investment of the collateral may increase the Fund's potential return, it will also increase the Fund's potential for loss.

The Fund normally will lend securities subject to termination by the Fund in the normal settlement time or by the borrower on one day's notice. The borrower must return the securities, and the Fund must return the collateral, when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan is borne by the Fund and its shareholders, except that gains cannot be realized if the borrower defaults on its obligation to return the borrowed securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of securities.

SHORT SALES 'AGAINST THE BOX'. The Fund may from time to time make short sales against the box. In a short sale, the Fund borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Fund is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is 'against the box' if the Fund owns or has the right to acquire at no added cost securities identical to those sold short.

LEVERAGE. The Fund may engage in 'leverage' by entering into reverse repurchase agreements or by borrowing from banks, on a secured or unsecured basis and using the proceeds of the borrowings to make additional investments. Leverage, which involves interest costs to the Fund, creates an opportunity for increased returns, but also creates a risk of greater losses. The Fund's use of leverage to make additional investments for its portfolio will improve the fund's performance only if the amount of income and appreciation from these additional investments exceeds the Fund's leverage-related costs. These investments will reduce the Fund's performance if the Fund's leverage-related costs exceed the amount of the income and appreciation from the securities. If these investments lose value, the resulting losses to the Fund will be greater than if the Fund did not use leverage because the Fund will be obligated to repay principal and interest on the borrowed money in addition to having investment losses. Further, the Fund might have to liquidate securities to cover its leverage-related costs or repay principal. Depending on market or other conditions, these liquidations could be disadvantageous to the Fund. Therefore, leverage may exaggerate changes in the Fund's net asset value or yield.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are arrangements under which the Fund sells securities and agrees to repurchase the securities within a specific time and at a specified price. The repurchase price is generally higher than the Fund's sale price, with the difference representing the cost to the Fund of borrowing the cash received on the sale. Reverse repurchase agreements involve the risk that the market value of the securities which the Fund is obligated to repurchase may decline below the repurchase price or that the counterparty may default on its obligation to resell the securities. Repurchase agreements are considered to be a form of, and are subject to the Fund's restrictions on, borrowing.

SHORT-TERM BORROWING. The Fund may borrow cash on a short-term basis to facilitate the settlement of securities transactions or to satisfy redemption requests. The Fund is limited as to the amount of money it can borrow on a short-term or temporary basis by its restriction on borrowing. See 'Fundamental Restrictions'.

DERIVATIVE TRANSACTIONS

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCY. The Fund may purchase and sell call and put options on any security, securities index or currency that the Fund may invest in. (The sale of an option is also known as writing an option.) Options may be listed on U.S. or foreign exchanges or entered into directly with a broker, dealer or other counterparty. The Fund may enter into options transactions to seek to increase total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired. The Fund may enter into straddles, which involves combining the writing and purchase of options on the same underlying asset or index.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. A securities index call or put option written by the Fund obligates the Fund, upon exercise, to make a cash payment to the holder based on the increase or decrease in the price of a group of securities or segment of the securities market. Writing call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (1) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded option that it has written by purchasing an identical option. Obligations under an over-the-counter option may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as 'closing purchase transactions.'

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ('protective puts'), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option entitles the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A securities index call purchased by the Fund entitles the Fund, upon exercise, to receive a cash payment from the other party based on an increase in the level of the index. The Fund would realize a gain on the purchase of a call option only if the Fund exercises or sells the option at a time when the value of the underlying securities or currency subject to the option exceeds the sum of the exercise price, the premium paid and transaction costs. If the option expires unexercised, the Fund will lose the premium paid for the option and any transaction costs.

The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. A securities index put option purchased by the Fund entitles the fund, upon exercise, to receive a cash payment based on a decrease in the level of the index. The purchase of protective puts is designed to offset or hedge against a decline in the U.S. dollar market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would realize a gain only if the Fund exercises or sells the option at a time when the value of the underlying securities or currency subject to the option declines below the exercise price sufficiently to cover the premium and transaction costs. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities. If the option expires unexercised, the Fund will lose the premium paid for the option and any transaction costs.

Yield Curve Options. The Fund may also enter into 'yield curve' options, which are based on the 'spread,' or yield differential, between two fixed income securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange may include one or more of the following:

     Insufficient trading interest in certain options.

     Trading halts, suspensions or other restrictions imposed by an exchange.

     Unusual or unforeseen interruptions in the normal operations on an exchange.

     The facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume.

     An exchange discontinues the trading of options (or a particular class or series of options).

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which these options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the investment manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to exceed these limits, and it may impose certain other sanctions.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options. The investment manager determines the liquidity of the Fund's over-the-counter options in accordance with guidelines adopted by the Board. The Fund would lose the benefit of an over-the-counter option if the counterparty is unable to fulfill its obligations.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the ability of the investment manager to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, currencies and any other financial instruments and indices. All futures contracts and options on futures entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (CFTC).

Futures Contracts. A futures contract is an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on these currencies.

The Fund may, for example, take a 'short' position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the investment manager, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into these futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of these futures contracts, the investment manager will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities will be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a 'long' position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option), to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that these closing transactions can be effected. The Fund's ability to establish and close out positions in these options will be subject to the development and maintenance of a liquid market.

Regulatory Restrictions. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of the Fund's hedging intent, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund must have purchased, or be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions may not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which these options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the fund to maintain a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of these contracts and options. This account must be adjusted daily to compensate for any decline in the value of the segregated assets.

Risks. While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position to be hedged, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

FORWARD CURRENCY TRANSACTIONS. The Fund may also enter into forward currency exchange contracts. These contracts provide for the purchase or sale of a specified currency at a specified settlement date. A forward contract may provide for the exchange of two foreign currencies or the exchange of the U.S. dollar for a foreign currency.

The Fund may enter into forward contracts to purchase foreign currencies to offset an anticipated rise in the U.S. dollar price of securities it intends to purchase. In addition, the Fund may enter into forward contracts to sell foreign currencies to protect against a decline in the dollar value of its foreign currency quoted or denominated portfolio securities, or a decline in the dollar value of anticipated dividends from these securities. The Fund may also enter into forward contracts as a substitute for currency transactions, to alter the currency exposure associated with a particular investment or to gain or increase its exposure to a particular currency.

The Fund may engage in proxy or cross hedging. This involves entering into a contract for a different currency than the one being hedged, based on a historical or expected correlation between price changes in the contract currency and price changes in the hedged currency. Proxy hedging involves a risk that this correlation will suddenly disappear, which would increase the Fund's foreign currency risk instead of reducing it.

If the Fund enters into a forward currency exchange contract to buy currency, the Fund will be required to maintain cash or liquid securities in a segregated account in an amount equal to the value of the currency to be delivered by the Fund under the forward contract. The assets in this account must be adjusted daily to compensate for any decline in the value of the segregated assets or increase in the value of the currency to be delivered by the Fund.

Forward currency exchange contracts are subject to the same market and correlation risks as currency futures contracts. Contracts to purchase currency could deprive the Fund of the benefit of a decline in the dollar value of foreign securities that it intends to acquire. Contracts to sell currency could limit any potential gain which might be realized by the fund if the value of the hedged currency increased.

Forward contracts are traded over-the-counter, which provides less protection against counterparty defaults than is available for currency futures and options traded on an exchange. For example, a forward currency exchange contract is not guaranteed by an exchange or clearing corporation. If a counterparty failed to meet its obligations under a forward contract, the contract would not provide an effective hedge against currency losses and the Fund would be deprived of any profits on the contract. In addition, the Fund's ability to terminate forward contracts is more limited than with exchange-traded futures and options.

INTEREST RATE, EQUITY AND CURRENCY SWAPS, CAPS, FLOORS AND COLLARS. The Fund may enter into interest rate, equity and currency swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Interest rate, equity and currency swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate, equity or currency cap entitles the purchaser, to the extent that a specified benchmark rate or index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the cap. The purchase of an interest rate, equity or currency floor entitles the purchaser, to the extent that a specified benchmark rate or index falls below a predetermined level, to receive payments on a contractually-based principal amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of values.

Most interest rate and equity swaps are entered into on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying only the net amount of the two payments. Most currency swaps do not provide for the netting of payment streams but instead require each party to deliver the entire (gross) payment stream to the other party.

There is no limit on the amount of swap, cap, floor and collar transactions that the Fund may enter into. These transactions do not involve the delivery of the underlying notional assets. Accordingly, the Fund's risk of loss is limited to the net or gross amount of payments that the Fund is contractually obligated to make, if any.

The Fund will maintain a segregated account consisting of cash and liquid securities in an amount equal to the net amount of the excess, if any, of the Fund's obligations over its entitlements under each swap entered into on a net basis. If the Fund enters into a swap on a gross basis or sells a cap, floor or collar, the amount of assets in the segregated account will equal the gross amount of the Fund's delivery obligations under the swap, cap, floor or collar. The assets in this account must be adjusted daily to compensate for any decline in the value of the segregated assets or increase in the value of the payment stream to be delivered by the Fund.

The Fund will enter into interest rate and equity swap, cap, floor or collar transactions only with counterparties that meet credit quality standards established by the Board. The investment manager will monitor the creditworthiness of these counterparties on an ongoing basis. However, there is a risk that a counterparty may default on its obligations under a swap, cap, floor or collar. A counterparty default would eliminate any hedging effect of, and the Fund would be deprived of any profits on, the swap, cap, floor or collar.

The use of swaps, caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager incorrectly forecasts market values, interest rates or currency exchange rates, the Fund will perform less well than if it had not engaged in these transactions. There is a risk that changes in the value of a swap, cap, floor or collar may correlate imperfectly with changes in the price of the asset or liability being hedged.

Swaps, caps, floors and collars are not traded on exchanges but instead are entered into directly with counterparties. This may limit the Fund's ability to dispose of or terminate these instruments, which would prevent the Fund from avoiding future losses or locking in profits on its positions in swaps, caps, floors and collars. The investment manager will determine the liquidity of the Fund's positions in swaps, caps, floors and collars in accordance with guidelines adopted by the Board.

OTHER TRANSACTIONS, POLICIES AND RISKS

'WHEN-ISSUED', 'DELAYED DELIVERY' AND 'FORWARD COMMITMENT' SECURITIES. The Fund may purchase or sell securities in a transaction where the payment obligation and interest rate on the securities are fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Securities purchased or sold in this way, alternatively referred to as 'when issued', 'delayed delivery' or 'forward commitment' securities, may have a market value on delivery which is less than the amount paid by the Fund. Although the Fund will only make commitments to purchase securities on a forward commitment basis with the intention of actually acquiring the securities, the Fund may sell the securities before the settlement date if deemed advisable by the investment manager. Unless the Fund has entered into an offsetting agreement to sell the securities purchased on a forward commitment basis, it will maintain a segregated account consisting of cash or liquid securities with a value equal to the

Fund's purchase commitment. The assets in this account must be adjusted daily to compensate for any decline in the value of the segregated assets.

TEMPORARY INVESTMENTS. Under unusual economic or market conditions as determined by the investment manager, the Fund may depart from its investment goal and invest without limitation in all types of money market instruments and short-term debt securities, including U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent the Fund is investing in short-term investments as a temporary defensive strategy, the Fund's investment objective may not be achieved.

PORTFOLIO TURNOVER AND SHORT TERM TRADING. The Fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. High portfolio turnover may involve correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the Fund. These costs may increase the recognition of short-term, rather than long-term, capital gains if securities are held for one year or less, and may thus subject the Fund and/or shareholders to greater tax liability. The investment manager expects the Fund's portfolio turnover rate to be between 25%-30%.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may purchase securities that are not registered under the Securities Act of 1933 (1933 Act) or that are subject to other restrictions on their resale ('restricted securities'). These securities may be resold only in privately negotiated transactions and may not be publicly offered and sold until they are registered under the 1933 Act. Restricted securities tend to sell at a lower price than would be available if they were not restricted. Although it may be possible to eliminate restrictions on resale by registering securities under the 1933 Act, this would involve an extra cost to the Fund and the possibility that the securities might go down in value before the Fund was able to sell them. Restricted securities can also be difficult to value accurately.

Restricted securities are subject to the Fund's investment restriction on illiquid investments, unless they are commercial paper offered in accordance with Section 4(2) of the 1933 Act or securities eligible for resale in reliance on Rule 144A under the 1933 Act. Section 4(2) commercial paper and Rule 144A securities will not be subject to the Fund's investment restriction on illiquid investments if the investment manager determines, in accordance with policies and procedures adopted by the Board, that these securities are in fact liquid. These policies and procedures require the manager to consider, among other things, (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to sell the security, (3) the number of potential purchasers,
(4) dealer undertakings to make a market in the security, (5) the nature of the security and (6) the time needed to dispose of the security. The Board periodically reviews purchases and sales of Section 4(2) commercial paper and Rule 144A securities by the Fund. To the extent that liquid Section 4(2) commercial paper or Rule 144A securities held by the Fund become temporarily illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of assets invested in illiquid assets would increase.

Any security that was liquid when acquired by a Fund may later become illiquid, especially during adverse market conditions for that type of security. A perceived loss of liquidity may further reduce the value of securities in declining markets. The Fund may be forced to sell less liquid securities at a substantial loss if it receives a high volume of redemption requests.

                            INVESTMENT RESTRICTIONS

The Company has adopted investment restrictions 1 through 7 below as fundamental policies with respect to the Fund. Under the terms of the 1940 Act, these fundamental policies may not be changed with respect to the Fund without the vote of a majority of the outstanding voting securities of the Fund. A 'majority' is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Set forth below are the investment policies of the Company.

The investment policies adopted by the Company prohibit the Company from:

     1. Investing in a manner that would cause it to fail to be a 'diversified company' under the 1940 Act and the rules, regulations and orders thereunder.

     2. Issuing 'senior securities' as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

     3. Investing more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

     4. Borrowing money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may to the extent consistent with its investment policies, enter into reverse purchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
        (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

     5. Making Loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and
        (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

     6. Underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

     7. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investment in real estate) and securities which are secured by real estate or interests therein;
        (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies) or
        (d) investing in real estate investment trust securities.

     8. Purchasing securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except 'against the box'). For purposes of this restriction the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

     9. Investing in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies that invest in or sponsor those programs.

    10. Investing in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange.

    11. Purchasing or otherwise acquiring any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

    12. Making investments for the purposes of exercising control or management.

                               PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. The Fund's portfolio turnover rate may vary from year to year, as well as within a year. For the year ended September 30, 2000, the portfolio turnover rate was 15%. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund. See 'Portfolio Transactions.'

                             PORTFOLIO TRANSACTIONS

Subject to policy established by the Board of Directors, the investment manager is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of the Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the Fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for the Fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a fund. Not all of these research services are used by the investment manager in managing any particular account, including the Fund.

Under the 1940 Act, 'affiliated persons' of a fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through 'affiliated broker/dealers,' as defined in the 1940 Act. The Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

                                     TAXES

TAXATION OF THE FUND

The following discussion is a brief summary of certain additional tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

The Fund intends to elect to be treated as a regulated investment company (a 'RIC') under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification as a RIC requires, among other things, that the Fund:
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).

As a RIC, the Fund will not be subject to federal income tax on its 'net investment income' (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the Fund's net realized long-term capital gain over net realized short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of its net investment income for such taxable year. However, the Fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gain.

The Fund will be subject to a non-deductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid imposition of both the corporate level tax and the excise tax.

The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales that may require the inclusion of income in advance of cash receipts. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

If the Fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' under the Code (a 'QEF'), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the fund. Alternatively, under recently enacted legislation, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% distribution requirement and would be taken into account for purposes of the 4% excise tax.

                                PERFORMANCE DATA

As indicated in the Prospectus, from time to time, the Fund may quote its 'yield,' 'tax-equivalent yield,' 'effective yield,' 'average annual total return' and/or 'aggregate total return' in advertisements or in reports and other communications to shareholders and compare its performance figures to those of other funds or accounts with similar objectives and to relevant indices.

AVERAGE ANNUAL TOTAL RETURN

The Fund's 'average annual total return' figures, as described and shown in each Prospectus, are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

       P(1+T)'pp'n = ERV

Where: P  = a hypothetical initial payment of $1,000
       T  = average annual total return
       n = number of years

     ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1-5 or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

AGGREGATE TOTAL RETURN

The 'aggregate total return' figures for the Fund, as described in the Prospectus, represent the cumulative change in the value of an investment in Fund shares of the Fund for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV - P
                                                 --------
                                                      P

Where:   P = a hypothetical initial payment of $10,000.

       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

THIRTY DAY YIELD

The Fund may advertise the yields for such funds based on a 30-day (or one month) period according to the following formula:


            a-b   = 2[(cd + 1)'pp'6 - 1]
           -----
           Yield


Any quotation of performance stated in terms of yield (whether or not based on a 30-day period) will be given no greater prominence than the information prescribed under Commission rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Advertisements and communications may compare the Fund's performance with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect the Fund's performance over time utilizing, comparisons to indices.

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.

                                NET ASSET VALUE


For the purpose of pricing purchase and redemption orders, the net asset value per share of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE. Such calculation is determined on each day that the New York Stock Exchange ('NYSE') is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the

National Association of Securities Dealers Automated Quotation System ('Nasdaq') National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the investment manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of each fund.

                       ADDITIONAL REDEMPTION INFORMATION

If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of the Fund, such fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                               INVESTMENT MANAGER

The Fund retains SBAM to act as its investment manager. SBAM, a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is wholly-owned by Salomon Smith Barney Holdings Inc, which is in turn wholly-owned by Citigroup Inc. ('Citigroup'). SBAM serves as the investment manager to numerous individuals and institutions and other investment companies.

The management contract between SBAM and the Fund provides that SBAM shall manage the operations of the Fund, subject to policy established by the Board of Directors. Pursuant to the applicable management contract, SBAM manages the Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to the Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.

Investment decisions for the Fund are made independently from those of other funds or accounts managed by SBAM. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for its services, SBAM receives, on behalf of the Fund, as described below, a monthly management fee, at an annual rate based upon the average daily net assets of the Fund 0.65%.

The management contract for the Fund provides that it will continue for an initial two year period and thereafter for successive annual periods; provided that such continuance is specifically approved at least annually: (a) by the vote of a majority of the directors not parties to the management contract or 'interested persons' of such parties, as defined in the 1940 Act, cast in person at a meeting called for the specific purpose of voting on such management contract and (b) either by the Board of Directors or a majority of the outstanding voting securities. The management contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

Under the terms of the management contract between the Fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on either the part of SBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct').

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Company has adopted a code of ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of the Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the investment manager, which policies serve as investment manager's code of ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for the Fund. In addition, the adviser code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

                                 ADMINISTRATOR

SSB Citi Fund Management LLC, an affiliate of SBAM (the 'Administrator') provides certain administrative services to the Fund. The services provided by the Administrator under the applicable administration agreement include certain accounting, clerical and bookkeeping services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Commission. The Fund pays the Administrator a fee, calculated daily and payable monthly, at an annual rate of 0.10% of the Fund's average daily net assets.

                                  DISTRIBUTOR

CFBDS, located at 21 Milk Street, Boston, Massachusetts 02109, serves as the Fund's distributor pursuant to a distribution contract. CFBDS is a wholly owned subsidiary of Signature Financial Group, Inc.

Rule 12b-1 promulgated under the 1940 Act (the 'Rule') provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of Directors of the Fund has adopted a services and distribution plan with respect to its shares pursuant to the Rule (the 'Plan'). The Board of Directors of the Fund has determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

A quarterly report of the amounts expended with respect to the Fund under the Plan, and the purposes for which such expenditures were incurred, is presented to the Board of Directors for its review. In addition, the Plan provides that it may not be amended to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders, and that other material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither 'interested persons,' as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and any related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by vote of a majority of the Directors who are not 'interested persons' and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of the Fund.

                                    EXPENSES

The Fund's expenses include taxes, interest, fees and salaries of directors and officers who are not directors, officers or employees of the Fund's service contractors, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                          CUSTODIAN AND TRANSFER AGENT

Custodian. PNC Bank, N.A. (the 'Custodian'), located at Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, serves as the Fund's custodian. The Custodian, among other things: maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. The Custodian neither determines the Fund's investment policies, nor decides which securities the Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

Transfer Agent. State Street Bank & Trust Company, through its agent Boston Financial Data Services Inc. (the 'Transfer Agent'), located at Two Heritage Drive, Boston, Massachusetts 02171, serves as the Fund's transfer agent. The transfer agent registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, the transfer agent receives a monthly fee computed separately for the Fund and is reimbursed for out-of-pocket expenses.


                              INDEPENDENT AUDITORS

KPMG LLP ('KPMG') provides audit services, tax return preparation and assistance and consultation in connection with review of Commission filings. KPMG's address is 757 Third Avenue, New York, New York 10017.


                                    COUNSEL

Simpson Thacher & Bartlett serves as counsel to the Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3954.

Piper & Marbury L.L.P. of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the Fund's Prospectus.

                                 CAPITAL STOCK


The Company was incorporated in Maryland on July 27, 1999. The authorized capital stock of the Company consists of 500,000,000 shares having a par value of $.001 per share. Pursuant to the Company Articles of Incorporation and Articles Supplementary, the Directors have authorized the issuance of one series of shares, representing shares in a separate Fund, namely, The Humane Equity Fund. The Company's Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios.


Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of the Fund will, when issued, be fully paid and nonassessable. Under the corporate law of Maryland, the state of incorporation of the Company, the Investors, and the By-Laws of the Company, is not required and does not currently intend to hold annual meetings of shareholders for the election of directors except as required under the 1940 Act.

In the event of the liquidation or dissolution of the Company, shares of the Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the Company's charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the Company, with respect to the Fund are conclusive.


                              FINANCIAL STATEMENTS

The Fund's Annual Report for the fiscal year ended September 30, 2000 are incorporated herein by reference in their entirety. The annual report was filed on December 5, 2000, Accession Number #05477-00-008286.

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.


EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------
a       -- Articles of Incorporation of Registrant**
b       -- Registrant's By-Laws**
c       -- None.
d       -- Management Contract between Registrant and Salomon
           Brothers Asset Management Inc ('SBAM') relating to The
           Humane Equity Fund**
(e)     -- Distribution Agreement between Registrant and CFBDS,
           Inc**
f       -- None.
g       -- Form of Custodian Agreement between Registrant and PNC
           Bank, National Association**
h(1)    -- Form of Administration Agreement between Registrant and
           SSB Citi Fund Management LLC ('SSBC') relating to the
           Humane Equity Fund**
h(2)    -- Form of Transfer Agency Agreement between Registrant and
           Boston Financial Data Services, Inc.***
i       -- Opinion and Consent of Counsel of Piper & Marbury, LLP as
           to the Legality of Securities Being Registered***
j       -- Consent of Independent Accountants*
k       -- None.
l       -- Share Purchase Agreement**
m       -- Services and Distribution Plan on behalf of Humane Equity
           Fund***
n       -- Not applicable.
o       -- None.
p       -- Code of Ethics*


---------

*   Filed herewith

** Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on August 3, 1999


*** Incorporated by reference to Registrants Registration Statement on Form
    N-1A, Pre-effective Amendment No. 1 dated October 21, 1999.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    The Humane Society of the United States owns 100% of The outstanding shares of The Humane Equity Fund.

ITEM 25. INDEMNIFICATION.

    Reference is made to Article Eighth of Registrant's Articles of Incorporation, Article V of Registrant's By-Laws and Section 4 of the Distribution Agreements between the Registrant and CFBDS, Inc.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    The list required by this Item 26 of officers and directors of SBAM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of its FORM ADV filed by SBAM pursuant to the Advisers Act (SEC File No. 801-32046).

ITEM 27. PRINCIPAL UNDERWRITER.


    (a) CFBDS, Inc., ('CFBDS') the Registrant's Distributor, is the distributor for CitiFunds Multi-State Tax Free Trust, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Tax Free Reserves, CitiFunds Trust III Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio.


    In addition, CFBDS is also the distributor for the following Salomon Brothers Funds: Salomon Brothers Opportunity Fund Inc, Salomon Brothers Investors Value Fund Inc, Salomon Brothers Capital Fund Inc, Salomon Brothers Series Funds Inc, Salomon Brothers Institutional Series Funds Inc and Salomon Brothers Variable Series Funds Inc.



    (b) The information required by this Item 27 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File
No. 8-32417).

    (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

    (1) SBAM
        7 World Trade Center
        New York, New York 10048

    (2) Boston Financial Data Services, Inc.
        Two Heritage Drive
        Boston, MA 02171

    (3) PNC Bank, N.A.
        Airport Business Center
        International Court 2
        200 Stevens Drive
        Lester, Pennsylvania 19113

ITEM 29. MANAGEMENT SERVICES.

    Not applicable.

ITEM 30. UNDERTAKINGS.

    Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of January, 2001.


                                          SSBCITI FUNDS INC.
                                          (Registrant)

                                          By        /s/ HEATH B. MCLENDON
                                              ..................................
                                                      HEATH B. MCLENDON
                                                          PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


               SIGNATURE                                 TITLE                         DATE
               ---------                                 -----                         ----
         /S/ HEATH B. MCLENDON           Director and President (Principal       January 29, 2001
 ......................................    Executive Officer)
          (HEATH B. MCLENDON)

           /S/ PAUL G. IRWIN             Director                                January 29, 2001
 ......................................
            (PAUL G. IRWIN)

          /S/ ANDREW BREECH*             Director                                January 29, 2001
 ......................................
            (ANDREW BREECH)

         /S/ CAROL L. COLMAN*            Director                                January 29, 2001
 ......................................
           (CAROL L. COLMAN)

         /S/ WILLIAM R. DILL*            Director                                January 29, 2001
 ......................................
           (WILLIAM R. DILL)

       /S/ CLIFFORD M. KIRTLAND*         Director                                January 29, 2001
 ......................................
        (CLIFFORD M. KIRTLAND)

        /S/ ROBERT W. LAWLESS*           Director                                January 29, 2001
 ......................................
          (ROBERT W. LAWLESS)

         /S/ LEWIS E. DAIDONE            Executive Vice President and            January 29, 2001
 ......................................    Treasurer (Principal Financial and
          (LEWIS E. DAIDONE)               Accounting Officer)

 *By:     HEATH B. MCLENDON
      .................................
          (HEATH B. MCLENDON,
           ATTORNEY IN FACT)


                                 EXHIBIT INDEX



EXHIBIT
NUMBER    DESCRIPTION
------    -----------
(j)       Consent of Independent Accountants
(p)       Code of Ethics



                           STATEMENT OF DIFFERENCES
                           ------------------------

The dagger symbol shall be expressed as...................................'D'

The double dagger symbol shall be expressed as............................'DD'

Characters normally expressed as superscript shall be preceded by.........'pp'